UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) January 22, 2004



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)





                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

  Registrant's telephone number, including area code (701) 222-7900





Item 5.  Other Events and Regulation FD Disclosure.

     The information set forth below pursuant to Item 12 shall also be filed pursuant to Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

          Exhibit 99 - Press release issued January 22, 2004 regarding earnings for 2003.


Item 12.  Results of Operations and Financial Condition.

     On January 22, 2004, MDU Resources Group, Inc. issued a press release regarding its earnings for 2003. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference herein.




                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MDU RESOURCES GROUP, INC.

Date  January 22, 2004       BY  /s/ Warren L. Robinson
                                 Warren L. Robinson
                                 Executive Vice President and
                                 Chief Financial Officer




                           EXHIBIT INDEX


Exhibit Number                     Description of Exhibit

      99                           Press release issued January 22, 2004
                                   regarding earnings for 2003.